UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2019

BrightView Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38579	46-4190788
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Plymouth Road

Suite 500

Plymouth Meeting, Pennsylvania 19462-1646

(484) 567-7204

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 26, 2019, BrightView Holdings, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 28, 2019 (the “Proxy Statement”).  The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 – Election of Directors

At the Annual Meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring at the Company’s 2020 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Withheld	Broker Non-Votes
James R. Abrahamson	89,609,585	5,329,926	1,393,794
Shamit Grover	87,516,978	7,422,533	1,393,794
Andrew V. Masterman	88,345,076	6,594,435	1,393,794
Paul E. Raether	81,969,971	12,969,540	1,393,794
Richard W. Roedel	84,746,073	10,193,438	1,393,794
Joshua T. Weisenbeck	81,969,084	12,970,427	1,393,794

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2019.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
96,278,810	45,959	8,536	N/A

Proposal No. 3 – Non-Binding Vote on Executive Compensation

The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
79,439,793	15,488,256	11,462	1,393,794

Proposal No. 4 – Non-Binding Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Company’s stockholders voted, in a non-binding advisory vote, on whether a stockholder vote to approve the compensation paid to the Company’s named executive officers should occur every one, two or three years as set forth below.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
16,690,200	8,122	77,620,159	621,030	1,393,794

In light of this vote, the Company intends to include an advisory stockholder vote to consider the compensation paid to its named executive officers every three years until the next required vote on frequency. The Company is required to hold a vote on frequency every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BrightView Holdings, Inc.

Date: March 26, 2019	By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary